UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2021

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 West Maude Ave

Sunnyvale CA 94085

(Address of principal executive offices)

Registrant’s Telephone Number: (408) 517-4710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PFPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Agreement and Plan of Merger, dated as of April 25, 2021 (the “Merger Agreement”), by and among Proofpoint, Inc., a Delaware corporation (“Proofpoint” or the “Company”), Proofpoint Holdings, LP (f/k/a Project Kafka Parent, LLC and Proofpoint Parent, LLC), a Delaware limited partnership (“Parent”), and Project Kafka Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of funds advised by Thoma Bravo, L.P. (“Thoma Bravo”).

On August 31, 2021 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On the Closing Date, Proofpoint and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of August 23, 2019 (the “Indenture”), between the Company and the Trustee, relating to the Company’s 0.25% Convertible Senior Notes due 2024 (the “Notes”).

Pursuant to the terms of the Indenture, the Supplemental Indenture was required to be entered into in connection with the consummation of the Merger. The Supplemental Indenture provides that, from and after the Effective Time, for all conversions of the Notes, (i) the consideration due upon conversion of each $1,000 principal amount of Notes will be solely cash in an amount equal to the conversion rate then in effect on the conversion date (as may be increased pursuant to the terms of the Indenture), multiplied by $176.00 and (ii) the Company will satisfy its conversion obligation by paying cash to converting holders of the Notes on the second business day immediately following the relevant conversion date.

The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Indenture and the Supplemental Indenture. A copy of the Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on August 23, 2019 and a copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto, and the Indenture and the Supplemental Indenture are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Termination of Capped Call Transactions

On August 20, 2019, in connection with the pricing of the Notes, Proofpoint entered into capped call transactions (the “Base Capped Call Transactions”) with certain financial institutions (the “Capped Call Counterparties”). On August 21, 2019, in connection with the initial purchasers’ exercise of their option to purchase additional Notes, Proofpoint entered into additional capped call transactions with the Capped Call Counterparties (the “Additional Capped Call Transactions” and, together with the Base Capped Call Transactions the “Capped Call Transactions”).

In connection with the Merger, Proofpoint and the Capped Call Counterparties agreed to terminate all outstanding Capped Call Transactions by entering into separate termination agreements with each of the Capped Call Counterparties (the “Termination Agreements” and each, a “Termination Agreement”). As a result of the termination, the Capped Call Counterparties agreed to make aggregate payments of approximately $148,049,894 to Proofpoint with respect to termination of the Capped Call Transactions. Upon such payments, all Capped Call Transactions will be terminated.

The foregoing description of the Termination Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Termination Agreements, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At 5:30 a.m., Pacific time on the Closing Date (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding immediately prior to the effective time of the Merger (subject to certain exceptions, including shares of Common Stock owned by stockholders of the Company who have not voted in favor of the adoption of the Merger Agreement and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)), was converted into the right to receive $176.00 in cash, subject to applicable withholding taxes (the “Per Share Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

•

Each option to purchase shares of Proofpoint common stock (each, a “Company Option”) that is vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Vested Company Option, by (y) the total number of shares of Proofpoint common stock underlying such Vested Company Option, subject to any required withholding of taxes.

•

Each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) was converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Unvested Company Option, by (y) the total number of shares of Proofpoint common stock underlying such Unvested Company Option. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Company Option from which such Unvested Company Option Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time with respect to the receipt of the Unvested Company Option Consideration.

•

Each time-based restricted stock unit in respect of shares of Proofpoint common stock and any performance-based restricted stock unit in respect of shares of Proofpoint common stock for which the performance period concluded prior to the Effective Time (each, a “Company RSU”) that was outstanding as of immediately prior to the Effective Time and either (x) held by a non-employee member of the Board of Directors or (y) vested in accordance with its terms as of the Effective Time (each, a “Vested Company RSU”) was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Proofpoint common stock underlying such Company RSU, by (y) the Per Share Merger Consideration, subject to any required withholding of taxes.

•

Each Company RSU that was outstanding as of immediately prior to the Effective Time and not a Vested Company RSU (each, an “Unvested Company RSU”) was converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Proofpoint common stock underlying such Company RSU, by (y) the Per Share Merger Consideration (the “Unvested Company RSU Consideration”). Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company RSU Consideration.

•

Each performance-based restricted stock unit in respect of shares of Proofpoint common stock for which the performance period has not concluded prior to the Effective Time (each, a “Company PSU”) that was outstanding as of immediately prior to the Effective Time and vested in accordance with its terms as of the Effective Time (including as a result of the attainment of the applicable performance metrics) (each, a “Vested Company PSU”) was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Proofpoint common stock underlying such Vested Company PSU based on the attainment of the applicable performance metrics at the target level of performance, by (y) the Per Share Merger Consideration, subject to any required withholding of taxes.

•

Each Company PSU that is outstanding immediately prior to the Effective Time and not a Vested Company PSU (each, an “Unvested Company PSU”) was converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Proofpoint common stock underlying such Company PSU based on the attainment of the applicable performance metrics at the target level of performance, by (y) the Per Share Merger Consideration (the “Unvested Company PSU Consideration”). Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company PSU Consideration amounts will vest and be payable at the same time as the Company PSU from which such Unvested Company PSU Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company PSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company PSU Consideration.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 27, 2021, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified The Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, to delist and deregister the shares of the Company’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister Company Common Shares and suspend the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. Trading of the Company’s Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of the Company’s Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of the Company’s Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, Dana Evan, Jonathan Feiber, Kristen Gil, Kevin Harvey, Michael Johnson, Leyla Seka, Richard Wallace and Elizabeth Rafael each ceased to be directors of the Company and members of any committee of the Company’s Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the completion of the Merger and pursuant to the Merger Agreement, upon the Effective Time, Proofpoint’s certificate of incorporation and bylaws were amended and restated in their entirety. A copy of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws (are filed) is filed as Exhibit 3.1 and 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On August 31, 2021, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 25, 2021, by and among Proofpoint, Inc., Proofpoint Holdings, LP (f/k/a Project Kafka Parent, LLC and Proofpoint Parent, LLC), Project Kafka Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Proofpoint, Inc.’s Current Report on Form 8-K, filed April 27, 2021).

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	First Supplemental Indenture, between Proofpoint, Inc. and Wells Fargo Bank, National Association.

10.1	Form of Termination Agreement, between Proofpoint, Inc. and the applicable Capped Call Counterparty.

99.1	Press Release, dated August 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2021	Proofpoint, Inc.

	By:	/s/ Paul Auvil
	Name:	Paul Auvil
	Title:	Chief Financial Officer